Exhibit 99.1

GulfMark Offshore Announces Improving Utilization and

Revenue For The Quarter Ended December 31, 2017

HOUSTON, March 28, 2018 — GulfMark Offshore, Inc. (“GulfMark” or the “Company”) (NYSE: GLF) today announced its results of operations for the three month period ended December 31, 2017. Recent highlights include:

●	Successfully reorganized, converted $429 million of debt into equity and raised $125 million of new equity
●	Strong balance sheet with sufficient cash and borrowing capacity
●	Number one market position in the U.K. North Sea segment, which is leading the global OSV recovery
●	Highest global utilization since Q4 2015
●	Highest Americas utilization since Q3 2015
●	16 percentage point sequential quarterly increase in Southeast Asia utilization
●	10 percentage point sequential quarterly increase in Americas utilization
●	Lowest G&A run rate in over 10 years; owned vessel count up approximately 40% during same period
●	G&A run rate down to $25 million per year and continuing to decrease
●	No remaining contracted capital obligations
●	New investor-focused board
●	Significant asset appreciation opportunity with appraised fleet value of approximately $600 million and an original construction cost of approximately $1.7 billion

Quintin Kneen, President and CEO, commented, “We are proud to report that the turnaround of GulfMark has progressed successfully, and we are now in an excellent position to capitalize on the ultimate recovery in the offshore vessel market. Our market leading position in the U.K. sector of the North Sea; our young, technologically advanced vessels; our strong balance sheet and our improving operational performance put us in position to achieve our goal of a cash flow positive run rate by the end of 2018.

“Our significant exposure to the recovery-leading North Sea market is proving advantageous. Tendering activity for vessels is up substantially in the North Sea. High-end day rates for premium tonnage in the upcoming summer are approaching $17,000 per day. This means average term rates for 2018 should be well above the 2017 full-year average term rate of approximately $8,000 per day. Our marketed utilization in the North Sea remains well over 90%, and we are very optimistic about activity levels continuing their pattern of year-over-year increases in 2018. The North Sea has recovered to the point where we are seeing the typical calendar year seasonality, and our expectation is that we will see the strongest second and third quarters in years.

GulfMark Offshore, Inc.

Press Release

March 28, 2018

“Our post-restructuring balance sheet positions us as one of the lowest net-debt offshore vessel companies in the world. We are confident that our existing liquidity, comfortable covenant requirements and improving cash flow from operations provide strong liquidity to provide GulfMark with one of the best competitive positions in the offshore support vessel industry.”

Kneen continued, “Returning to sustainable, positive cash flow is key to every member of the GulfMark team. As shown in the tables to this press release, we were EBITDA positive for the stub period since emerging from our restructuring through the end of the year, and that was before implementing additional measures to improve cash flow.

“In 2018, we have already taken actions to lower our cost structure further while better positioning Gulfmark to capitalize on improving market conditions. Our general and administrative expense for 2017 was $35.8 million. We currently estimate our general and administrative expenses will be under $25.5 million in 2018. This reduction in G&A expense is enabled by our world class information systems. It is part of an overall streamlining of our operations which is also making GulfMark more efficient and better positioned both to be patient and to capitalize on improving market conditions.

“The significant improvement in tendering activity, utilization and days worked in Southeast Asia and the Americas during the fourth quarter tells us these regions are matching the early pattern of the recovery that we have already seen in the North Sea. As such, we anticipate strengthening day rates and utilization in 2018 throughout the Company.”

“I continue to be amazed at what our employees achieved, while maintaining a positive, can-do attitude throughout the restructuring and industry downturn. Their focus on operational excellence and safety remains steadfast, and my sincere thanks goes out to all of our employees worldwide for their dedication to GulfMark.”

As more fully explained in the Company’s Form 10-K that will be filed on April 2, 2018, the Company emerged from Chapter 11 bankruptcy on November 14, 2017, at which time it adopted fresh start accounting in accordance with applicable accounting and reporting regulations. This resulted in the Company becoming a new entity for financial reporting purposes on November 15, 2017.

Conference Call/Webcast Information

GulfMark will conduct a conference call to discuss earnings with analysts, investors and other interested parties at 9:00 a.m. Eastern Time on Thursday, March 29, 2018. To participate in the call, investors in the U.S. should dial 1-888-317-6003 at least 15 minutes before the start time and when prompted, enter the conference passcode 6349266. Canada-based callers should dial 1-866-284-3684, and international callers outside of North America should dial 1-412-317-6061. The webcast of the conference call also can be accessed by visiting our website, www.gulfmark.com. An audio file of the earnings conference call will be available on the Company’s website approximately two hours after the end of the call.

GulfMark Offshore, Inc.

Press Release

March 28, 2018

GulfMark Offshore, Inc. provides marine transportation services to the energy industry through a fleet of offshore support vessels serving major offshore energy markets in the world.

Contact:	Sam Rubio
E-mail:	Sam.Rubio@GulfMark.com
(713) 963-9522

Certain statements and information in this press release that are not historical facts may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “expected to be,” “anticipate,” “plan,” “intend,” “foresee,” “forecast,” “continue,” “can,” “will,” “will continue,” “may,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements in this press release that contain forward-looking statements may include, but are not limited to, information concerning our possible or assumed future results of operations and statements about future operating expenses, liquidity, vessels sales, market developments, taxes, reductions in costs and expenses, and funding of capital commitments. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, these forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

In addition to financial results determined in accordance with U.S. generally accepted accounting principles (GAAP), this earnings release also includes non-GAAP financial measures (as defined under the SEC’s Regulation G). Net income, excluding gains & costs, as well as measures derived from it (including diluted EPS, excluding gains & costs; and effective tax, excluding gains & costs) are non-GAAP financial measures. Management believes that the exclusion of certain gains & costs from these financial measures enables it to evaluate more effectively GulfMark’s operations period over period, and to identify operating trends that could otherwise be masked by the excluded items. The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. The following tables include a reconciliation of these non-GAAP measures to the comparable GAAP measures.

GulfMark Offshore, Inc.

Press Release

March 28, 2018

Income Statements (unaudited)	Successor	Predecessor			Successor	Predecessor
(in thousands, except per share data)	Period from November 15 Through December 31,	Period from October 1 Through November 14,	Three Months Ended September 30,	Three Months Ended December 31,	Period from November 15 Through December 31,	Period from January 1 Through November 14,	Twelve Months Ended December 31,
	2017	2017	2017	2016	2017	2017	2016

Revenue	$13,593	$13,424	$25,805	$26,616	$13,593	$88,229	$123,719
Direct operating expenses	9,859	10,830	20,431	18,181	9,859	69,821	83,165
Drydock expense	-	(262)	1,138	475	-	5,432	4,662
General and administrative expenses	3,407	5,409	8,579	8,944	3,407	32,369	37,663
Pre-petition restructuring charges	1	24	50	-	1	17,861	-
Depreciation and amortization	4,425	6,731	13,843	13,397	4,425	47,721	58,182
Impairment charges	-	-	-	-	-	-	162,808
(Gain) loss on sale of assets and other	-	-	(34)	2,582	-	5,207	8,564
Operating Loss	(4,099)	(9,308)	(18,202)	(16,963)	(4,099)	(90,182)	(231,325)

Interest expense	(1,343)	(1,471)	(3,192)	(8,127)	(1,343)	(28,815)	(33,486)
Interest income	57	1	9	14	57	26	133
Gain on extinguishment of debt	-	-	-	-	-	-	35,912
Reorganization items	(969)	(305,946)	(8,882)	-	(969)	(319,922)	-
Other financing cost	-	-	-	(11,287)	-	-	(11,287)
Foreign currency loss and other	(439)	(247)	368	477	(439)	(270)	(2,384)
Loss before income taxes	(6,793)	(316,971)	(29,899)	(35,886)	(6,793)	(439,163)	(242,437)
Income tax (provision) benefit	10,304	106,057	5,256	(3,602)	10,304	38,244	39,458
Net Income/(Loss)	$3,511	$(210,914)	$(24,643)	$(39,488)	$3,511	$(400,919)	$(202,979)

Diluted Income/(Loss) per share	$0.35	$(8.03)	$(0.94)	$(1.57)	$0.35	$(15.47)	$(8.09)
Weighted average diluted common shares	9,998	26,254	26,254	25,226	9,998	25,917	25,094

Other Data
Revenue by Region (000's)
North Sea	$8,304	$7,149	$16,134	$15,258	$8,304	$52,217	$76,759
Southeast Asia	1,368	1,324	1,973	3,155	1,368	8,606	14,069
Americas	3,921	4,951	7,698	8,203	3,921	27,406	32,891
Total	$13,593	$13,424	$25,805	$26,616	$13,593	$88,229	$123,719

Rates Per Day Worked
North Sea	$9,765	$9,725	$10,653	$10,059	$9,765	$10,287	$11,960
Southeast Asia	5,359	5,414	5,525	6,106	5,359	5,457	7,291
Americas	8,098	7,919	8,419	10,611	8,098	8,267	10,441
Total	$8,441	$8,362	$9,272	$9,494	$8,441	$8,874	$16,053

Overall Utilization
North Sea	62.6%	63.9%	65.2%	65.0%	62.6%	63.1%	66.8%
Southeast Asia	53.3%	53.7%	37.6%	51.2%	53.3%	46.9%	42.5%
Americas	40.0%	43.3%	31.9%	25.1%	40.0%	32.5%	20.7%
Total	50.6%	52.7%	45.4%	43.5%	50.6%	46.2%	65.6%

Average Owned Vessels
North Sea	25.0	25.0	25.0	24	25.0	24.9	25.7
Southeast Asia	10.0	10.0	10.0	10	10.0	10.0	12.0
Americas	31.0	31.0	31.0	33	31.0	31.4	31.3
Total	66.0	66.0	66.0	67.5	66.0	66.3	69.0

Drydock Days
North Sea	4	-	8	12	4	91	81
Southeast Asia	-	-	22	1	-	22	24
Americas	5	1	2	12	5	38	37
Total	9	1	32	25	9	151	142

GulfMark Offshore, Inc.

Press Release

March 28, 2018

Consolidated Balance Sheets	Successor (unaudited)	Predecessor
(dollars in thousands)	December 31,	December 31,
	2017	2016
Current assets:
Cash and cash equivalents	$64,613	$8,822
Trade accounts receivable, net of allowance for doubtful accounts of $3,470, $3,380, and $2,482, respectively	20,378	22,043
Other accounts receivable	7,471	7,650
Prepaid expenses and other current assets	11,058	12,995
Total current assets	103,520	51,510

Vessels, equipment and other fixed assets at cost, net of accumulated depreciation of $4,392, $516,399 and $468,817, respectively	363,845	970,522
Construction in progress	283	24,698
Deferred costs and other assets	4,670	7,173
Total assets	$472,318	$1,053,903

Current liabilities:
Current maturities of long-term debt	$-	$483,326
Debtor in possession financing	-	-
Accounts payable	12,770	11,666
Income and other taxes payable	1,540	3,678
Accrued personnel costs	5,040	9,109
Accrued interest expense	451	8,163
Accrued restructuring charges	7,458	-
Other accrued liabilities	5,231	9,305
Total current liabilities	32,490	525,247
Long-term debt	92,365	-
Long-term income taxes:
Deferred tax liabilities	3,355	58,094
Other income taxes payable	18,374	17,768
Other liabilities	1,244	3,173
Liabilities subject to compromise	-	-
Stockholders' equity:
Successor:
Preferred stock, $0.01 par value; 5,000 authorized; no shares issued	-	-
Common stock, $0.01 par value; 25,000 authorized; 7,043 issued and 7,042 outstanding	70	-
Additional paid-in capital	317,932	-
Retained earnings	3,511	-
Accumulated other comprehensive income	2,977	-
Treasury stock	(70)	-
Deferred compensation	70	-
Predecessor:
Preferred stock, no par value; 2,000 authorized; no shares issued	-	-
Class A Common Stock, $0.01 par value; 60,000 shares authorized; 29,629 and 27,994 shares issued and 28,372 and 27,122 outstanding, respectively; Class B Common Stock $0.01 par value; 60,000 shares authorized; no shares issued	-	278
Additional paid-in capital	-	411,983
Retained earnings	-	241,207
Accumulated other comprehensive income (loss)	-	(148,402)
Treasury stock, at cost	-	(64,580)
Deferred compensation expense	-	9,135
Total stockholders' equity	324,490	449,621
Total liabilities and stockholders' equity	$472,318	$1,053,903

GulfMark Offshore, Inc.

Press Release

March 28, 2018

Consolidated Statements of Cash Flows (unaudited)	Successor	Predecessor			Successor	Predecessor
(dollars in thousands)	Period from November 15, 2017 to December 31,	Period from October 1, 2017 to November 14,	Three Months Ended September 30,	Three Months Ended December 31,	Period from November 15, 2017 to December 31,	Period from January 1, 2017 to November 14,	Twelve Months Ended December 31,
	2017	2017	2017	2016	2017	2017	2016
Cash flows from operating activities:
Net loss	$3,511	$(210,914)	$(24,643)	$(39,488)	$3,511	$(400,919)	$(202,979)
Adjustments to reconcile net loss to net cash provided by (used in) operations:
Depreciation and amortization	4,425	6,731	13,842	13,397	4,425	47,721	58,182
(Gain) loss on sale of assets	-	-	(34)	2,582	-	5,207	8,564
Amortization of Stock-based compensation	-	267	642	1,186	-	2,805	5,209
Amortization of deferred financing costs	275	6	29	579	275	10,314	3,254
Provision for doubtful accounts receivable, net of write-offs	-	80	(2)	646	-	879	1,801
Impairment charges	-	-	-	-	-	-	162,808
Gain on extinguishment of debt	-	-	-	-	-	-	(35,912)
Other financing costs	-	-	-	5,988	-	-	5,988
Deferred income tax provision (benefit)	(9,658)	(1,268)	(5,835)	6,052	(9,658)	66,004	(38,456)
Foreign currency (gain) loss	392	325	(1,133)	(2,052)	392	(428)	1,025
Reorganization items, net	-	188,286	-	-	-	188,286	-
Change in operating assets and liabilities:
Accounts receivable	$(1,275)	$(156)	$2,289	$(1,580)	$(1,275)	$3,205	$15,144
Prepaids and other	714	663	999	952	714	(3,229)	1,677
Accounts payable	424	3,170	270	460	424	238	(593)
Other accrued liabilities and other	(8,064)	1,240	3,783	6,325	(8,064)	16,099	(9,051)
Net cash provided by (used in) operating activities	$(9,256)	$(11,570)	$(9,793)	$(4,953)	$(9,256)	$(63,818)	$(23,339)
Cash flows from investing activities:
Purchases of vessels, equipment and other fixed assets	(141)	(81)	(239)	(1,112)	(141)	(24,983)	(16,188)

Proceeds from disposition of vessels and equipment	-	-	33	1,500	-	3,065	6,529
Net cash provided by (used in) investing activities	(141)	(81)	(206)	388	(141)	(21,918)	(9,659)
Cash flows from financing activities:
Proceeds from debt, net of direct financing cost	-	227,443	-	-	-	227,443	-
Repayments of debt	-	(187,637)	-	-	-	(187,637)	-
Rights offering proceeds	-	124,979	-	-	-	124,979	-
Borrowings under revolving loan facilities, net	-	(65,443)	7,000	10,000	-	-	65,194
Proceeds from borrowings under DIP financing facilities	-	(18,000)	1,000	-	-	-	-
Revolving loan facilities activity, net	-	2,000	-	-	-	-	(5,000)
Repurchase of senior notes	-	-	-	-	-	-	(33,448)
Debt issuance costs	(862)	(8,398)	(1,000)	(140)	(862)	(9,398)	(971)
Other financing costs	-	-	-	(5,988)	-	(4,299)	(5,988)
Proceeds from issuance of stock	-	-	-	75	-	-	380
Net cash provided by (used in) financing activities	$(862)	$74,944	$7,000	$3,947	$(862)	$151,088	$20,167
Effect of exchange rate changes on cash	(67)	185	343	(339)	(67)	765	(286)
Net decrease in cash and cash equivalents	(10,326)	63,478	(2,656)	(957)	(10,326)	66,117	(13,117)
Cash and cash equivalents at beginning of period	74,939	11,461	14,117	9,779	74,939	8,822	21,939
Cash and cash equivalents at end of period	$64,613	$74,939	$11,461	$8,822	$64,613	$74,939	$8,822
Supplemental cash flow information:
Interest paid, net of interest capitalized	$1	$4,405	$3,109	$614	$1	$7,514	$30,820
Income taxes paid, net	-	1,383	73	(167)	-	1,456	2,124

GulfMark Offshore, Inc.

Press Release

March 28, 2018

Contract Cover	As of March 28, 2018		As of March 15, 2017
	2018	2019	2017	2018
Region:	Vessel Days	Vessel Days	Vessel Days	Vessel Days
North Sea	36%	11%	42%	25%
Southeast Asia	18%	0%	22%	14%
Americas	6%	0%	19%	3%
Overall Fleet	19%	4%	28%	13%

Reconciliation of Non-GAAP Measures: For the Period from October 1 Through November 14, 2017
(Predecessor)
(dollars in millions, except per share data)	Operating Income (Loss)	Other Income (Expense)	Tax (Provision) Benefit	Net Income (Loss)
Excluding Gains and Costs	$(9.0)	$(1.8)	$(1.1)	$(11.9)
Reorganization/Fresh Start Items	-	(634.0)	221.9	(412.1)
Gain on Extinguishment of Debt	-	343.0	(120.1)	223.0
Post Petition Expenses	-	(14.9)	5.2	(9.7)
Severance Costs	(0.3)	-	0.1	(0.2)
U.S. GAAP	$(9.3)	$(307.7)	$106.1	$(210.9)

Reconciliation of Non-GAAP Measures: For the Period from November 14 Through December 31, 2017
(Successor)
(dollars in millions, except per share data)	Operating Income (Loss)	Other Income (Expense)	Tax (Provision) Benefit	Net Income (Loss)
Excluding Gains and Costs	$(4.1)	$(1.7)	$(5.2)	$(11.1)
Post Petition Expenses	-	(1.0)	0.3	(0.6)
Transition Tax on Foreign Earnings	-	-	15.2	15.2
U.S. GAAP	$(4.1)	$(2.7)	$10.3	$3.5

Owned Vessels by Classification
	AHTS		PSV
Region	LgAHTS	SmAHTS	LgPSV	PSV	FSV	SpV	Total
North Sea	3	-	24	-	-	-	27
Southeast Asia	8	2	-	-	-	-	10
Americas	-	2	21	4	1	1	29
	11	4	45	4	1	1	66

GulfMark Offshore, Inc.

Press Release

March 28, 2018

EBITDA (unaudited)	Successor	Predecessor			Successor	Predecessor
(in thousands)	Period from November 15 Through December 31,	Period from October 1 Through November 14,	Three Months Ended September 30,	Three Months Ended December 31,	Period from November 15 Through December 31,	Period from January 1 Through November 14,	Twelve Months Ended December 31,
	2017	2017	2017	2016	2017	2017	2016

Net Income (Loss)	$3,511	$(210,914)	$(24,643)	$(39,488)	$3,511	$(400,919)	$(202,979)
Interest expense	1,343	1,471	3,192	8,127	1,343	28,815	33,486
Interest income	(57)	(1)	(9)	(14)	(57)	(26)	(133)
Income tax provision (benefit)	(10,304)	(106,057)	(5,256)	3,602	(10,304)	(38,244)	(39,458)
Depreciation, amortization and impairment	4,425	6,731	13,843	13,397	4,425	47,721	220,990
EBITDA	$(1,082)	$(308,770)	$(12,873)	$(14,376)	$(1,082)	$(362,653)	$11,906
Adjustments:
Gain on extinguishment of debt	-	-	-	-	-	-	(35,912)
Reorganization items	969	305,946	8,882	-	969	319,922	-
Other financing costs	-	-	-	11,287	-	-	11,287
Foreign currency loss and other	439	247	(368)	(477)	439	270	2,384
Adjusted EBITDA	$326	$(2,577)	$(4,359)	$(3,566)	$326	$(42,461)	$(10,335)